Exhibit 99.2

GAP INC. ANNOUNCES NEW $500 MILLION

SHARE REPURCHASE PROGRAM

Company Returns over $2 Billion in Share

Repurchases Year to Date

SAN FRANCISCO – November 17, 2011 – Gap Inc. (NYSE:GPS) today announced that its Board of Directors approved a new $500 million share repurchase program, effective immediately. Year to date, the company has repurchased about 107 million shares for $2 billion, underscoring the company’s continued commitment to returning cash to shareholders.

Forward-Looking Statements

This press release may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “project,” and similar expressions also identify forward-looking statements. Forward-looking statements include statements regarding the following:

•	commitment to returning cash to shareholders.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the company’s actual results to differ materially from those in the forward-looking statements. These factors include, without limitation, the following:

•	the risk that changes in general economic conditions or consumer spending patterns will have a negative impact on the company’s financial performance or strategies;

•	the highly competitive nature of the company’s business in the United States and internationally;

•	the risk that the company will be unsuccessful in gauging fashion trends and changing consumer preferences;

•	the risk that the company’s efforts to expand internationally may not be successful and could impair the value of its brands;

•

the risk that trade matters, sourcing costs, events causing disruptions in product shipments from China and other foreign countries, or an inability to secure sufficient manufacturing capacity may disrupt the company’s supply chain or operations, or impact its financial results;

•	the risk that the company’s franchisees will be unable to successfully open, operate, and grow the company’s franchised stores;

•

the risk that the company or its franchisees will be unsuccessful in identifying, negotiating, and securing new store locations and renewing or modifying leases for existing store locations effectively;

•	the risk that the company will be unsuccessful in implementing its strategic, operating and people initiatives;

•

the risk that changes in the company’s credit profile or deterioration in market conditions may limit its access to the capital markets and adversely impact its financial results and its ability to service its debt while maintaining other initiatives;

•	the risk that updates or changes to the company’s information technology (“IT”) systems may disrupt its operations;

•

the risk that acts or omissions by the company’s third-party vendors, including a failure to comply with the company’s code of vendor conduct, could have a negative impact on its reputation or operations;

•	the risk that the company does not repurchase some or all of the shares it anticipates purchasing pursuant to its repurchase program;

•	the risk that changes in the regulatory or administrative landscape could adversely affect the company’s financial condition, strategies, and results of operations; and

•	the risk that the company will not be successful in defending various proceedings, lawsuits, disputes, claims, and audits.

Additional information regarding factors that could cause results to differ can be found in the company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2011, as well as the company’s subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements are based on information as of November 17, 2011. The company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

About Gap Inc.

Gap Inc. is a leading global specialty retailer offering clothing, accessories, and personal care products for men, women, children, and babies under the Gap, Banana Republic, Old Navy, Piperlime, and Athleta brands. Fiscal year 2010 net sales were $14.7 billion. Gap Inc. products are available for purchase in over 90 countries worldwide through about 3,100 company-operated stores, about 200 franchise stores, and e-commerce sites. For more information, please visit www.gapinc.com.

Investor Relations Contact:

Mike Jenkins

(415) 427-4454

investor_relations@gap.com

Media Relations Contact:

Emily Russel

(415) 427-6230

press@gap.com